UNITED STATES

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The following investor presentation was made available on Legg Mason, Inc.’s website on February 18, 2020.

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Franklin Templeton Announces the Acquisition of Legg Mason and Its Group of Leading Asset Managers February 18, 2020 Greg Johnson Executive Chairman of the Board Jenny Johnson President and CEO Matthew Nicholls Executive Vice President and CFO Joseph Sullivan Chairman and CEO Franklin Templeton Management Attendees Legg Mason Management Attendees

Statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. Various forward-looking statements in this presentation relate to the acquisition by Franklin Resources, Inc. (“Franklin”) of Legg Mason, Inc. (“Legg Mason”), including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe. Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xii) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Forward-Looking Statements

Additional Information About the Transaction Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through our website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of Legg Mason may be deemed “participants” in the solicitation of proxies from stockholders of Legg Mason in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Legg Mason’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with Legg Mason’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

Achieves Multiple Strategic Objectives in a Single Transaction Adds Leading and Scaled Global Fixed Income Capabilities More Than Doubles Alternative Asset Presence With World Class Real Estate Manager Brings Leadership Position in Important Retail SMA Market Creates Balance Between Institutional and Retail Clients Globally Unlocks Potential of Combined Global Distribution Capability Provides Scale in Key Global Markets

A Differentiated Transaction That Combines Franklin Templeton With the World Class Investment Organizations of Legg Mason Leadership in Multiple Investment Categories Balanced Across Institutional and Retail Channels Unmatched Global Reach With Local Access Scaled for Accelerated Growth $1.5Tn AUM Promotes Stability for Clients and Investment Teams Significantly Increases and Diversifies AUM, Distribution, Investment Objectives and Related Earnings Strong Investment Performance Preserves Balance Sheet Strength and Flexibility to Fund Further Growth Initiatives

Transaction Summary Franklin to acquire 100% of Legg Mason for $4.5Bn at $50.00 per share of common stock in an all-cash deal Consideration Organizational Legg Mason affiliates to remain in place with current leadership, strategies and brands Expect to rationalize the parent company and integrate parent company distribution with our existing operations Strong existing and enhanced long-term retention mechanisms in place across the combined organization, including ~$350MM in new equity-based retention and performance awards EnTrust Global to be repurchased by its management team reflecting their desire to return to being an independent, private company Funding, Pro Forma Capital Structure and Cash Flow Cash consideration to be funded from existing balance sheet cash As part of the transaction, Franklin will assume ~$2Bn of Legg Mason's outstanding debt resulting in modest pro forma gross leverage (~1x Debt/EBITDA)(1) Substantial remaining excess cash provides flexibility to invest in further growth and innovation Combined EBITDA of $2.4Bn(1) Financial Impact Highly attractive financial returns(2) Mid-teens GAAP EPS accretion in FY21 excluding one-time integration charges Upper-twenties EPS accretion excluding other non-recurring and acquisition-related expenses Approximately $200MM in anticipated run rate cost savings, net of significant growth investments in the combined organization, with the majority to be achieved within a year of closing Near-term efficiencies focused on rationalizing holding company functions and integrating holding company distribution Timing Subject to customary closing conditions, the transaction is expected to close by no later than the third calendar quarter of 2020 Notes: LTM as of 12/31/19 and excluding EnTrust; EBITDA calculated as Operating Income plus D&A for Franklin and Adjusted Operating Income plus D&A for Legg Mason; Includes run rate net cost savings of approximately $200MM Based upon street consensus earnings estimates for each company

Combination of Highly Complementary Investment Organizations Investment performance excellence is paramount Scaled and specialized à offering clients the very best choices Advantage of being global with presence in emerging markets Importance of technology and data investments Evolving client interactions with the investment industry Independent investment decisions necessary for truly diversified offerings Range of successful organizational approaches to investment independence Essential to respect choices clients make in selecting managers Multiple brands reinforce distinctiveness of specialists Complementary distribution strengths (geography, channel and vehicle) Leading positions within wider range of distribution partners Focused on innovation in similar areas of asset and wealth management Creates additional opportunities for solutions business Shared View on the Industry Common View of Investment Independence Complementary Areas of Strength Focused on a common sense organizational model – integrated where it makes sense, while preserving independence and autonomy of differentiated capabilities Long track record of successful acquisitions, both in preserving autonomy and maintaining the strengths of the investment process (i.e., Templeton, Mutual Series, Benefit Street)

Enhanced Range of Specialized, High Quality Investment Capabilities Across Institutional and Retail Channels Asset Class AUM ($Bn)(1) Selected Branded Specialists Selected World Class Capabilities Fixed Income / Liquidity $769 Equity $491 Alternatives $101 Multi-Asset $136 Core and core+ Global macro Municipals Broad range of specialty capabilities Growth International Specialties Global Real estate Private / alternative debt Private equity Infrastructure Multi-asset customized solutions Multi-factor equity customized solutions Broad multi-asset offering across income, allocation and balanced Wealth management (UHNW) Notes: Reflects AUM as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust Emerging markets Value Income ESG Strong institutional presence MMF / Liquidity management Skilled assembly Innovation Addressing Client Experience, Distribution and Product, Investment Management Data Science and Operations

Pro Forma (3) Specialization That Is Scaled for Growth Ranking by AUM(1)(2) $Bn Notes: Managers based on 2019 Willis Towers Watson, The World’s Largest 500 Asset Managers AUM data based on latest available figures Reflects AUM as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust 1 2 3 4 5 6 7 8 9 10 12 Pro Forma Company Is the World’s 6th Largest Independent Asset Manager Rank: 11

Positioned to Capture Outsized Growth Globally Notes: Reflects core distribution offices for Franklin in the United States and India; smaller distribution offices in both regions not shown here Certain AUM figures are illustrative estimates (based on each company’s then-current disclosure conventions, which are subject to change), as of 12/31/2019. Unmatched Reach With Expanded Local Presence in Key International Markets Across U.K., Japan and Australia Presence in Countries Accounting for >85% of Global GDP With 35 Worldwide Locations(1) Leveraging Each Firm’s Geographic Strengths(2) EMEA: 13% AUM Asia Pacific: 13% AUM EMEA: 10% AUM Japan: 6% AUM Australia: 3% AUM Franklin Research Offices (5) Franklin Presence Only (11) Legg Mason Presence Only (1) Franklin and Legg Mason Presence (18) Dublin Tokyo Shanghai Taipei Sydney Melbourne Stockholm London Stamford Montreal Baltimore Miami / Ft Lauderdale Santiago Frankfurt Paris Madrid Buenos Aires Vienna Brussels Calgary Toronto Beijing Budapest Mumbai Hyderabad Seoul Luxembourg Mexico City Amsterdam Warsaw Cape Town Dubai San Mateo New York São Paulo Milan Geneva Kuala Lumpur Singapore Hong Kong Rancho Cordova Edinburgh Poznań Nassau Bucharest Zurich Istanbul Ho Chi Minh City Bogota

Multiple Opportunities for Significant Growth in Retail Rank Distributor Franklin(1) Legg Mason(1) 1. Wirehouse 5 1 2. Independent 1 18 3. Wirehouse 3 2 4. Wirehouse 2 11 5. Independent 4 17 6. Independent 6 9 7. Wirehouse 7 8 8. RIA Network 13 4 9. Wirehouse N/A 3 10. Independent 8 14 Largest Distribution Partners Rank Manager AUM ($Bn) 1. Manager 1 $141 2. Manager 2 $113 3. Legg Mason $88 4. Manager 4 $65 5. Manager 5 $62 6. Manager 6 $37 7. Manager 7 $30 8. Manager 8 $29 9. Manager 9 $29 10. Manager 10 $28 N/R Franklin $4 Leading SMA Manager(2) Enhanced coverage of critical distribution partners Complementary, long-standing relationships leveraging Legg Mason’s strength in wirehouses and Franklin’s strength among independent financial advisors Benefits from Legg Mason’s penetration of fee-based programs Opportunity to realign combined resources with greater specialist support Enhanced ability to create multi-asset solutions for clients Maximize utilization of global distribution force Leadership across multiple vehicles to provide investment capabilities in packaging best-suited for clients(2) #1 in retail SMA (model delivery) #3 in overall SMA #5 in mutual funds in US #6 in mutual funds globally Among fastest growing ETF platforms Notes: Represents the rank of the distribution partner at Franklin and at Legg Mason based on AUM as of 9/30/2019 Total SMA AUM as of 9/30/2019. Based on Money Management Institute & Cerulli Associates, Advisory Solutions Quarterly – 3Q 2019

Diversified and Balanced Platform by Asset Class, Distribution Channel and Geography By Asset Class By Client Type (1) By Geography (1) U.S. 69% Non-U.S. 31% U.S. 70% Non-U.S. 30% Retail 72% Retail 47% Institutional 51% Institutional 25% Multi-Asset 18% Equity 39% Liquidity 1% Fixed Income 36% Alternatives 7% Multi-Asset 9% Liquidity 5% Equity 33% Fixed Income 46% Franklin Today: AUM of $698Bn(1) Franklin Pro Forma: AUM of $1,497Bn(1)(2) Notes: As of 12/31/2019. Certain AUM figures are illustrative estimates (based on each company’s then-current disclosure conventions, which are subject to change) Pro forma AUM statistics shown as of 12/31/2019, excluding EnTrust and including the pending acquisitions of Athena Capital and Pennsylvania Trust Alternatives 6% HNW 3% HNW 2% FI / Liquidity: $254Bn Equity: $277Bn Alts: $42Bn MA: $126Bn FI / Liquidity: $769Bn Equity: $491Bn Alts: $101Bn MA: $136Bn Instit’l: $176Bn Retail: $502Bn HNW: $20Bn Instit’l: $757Bn Retail: $710Bn HNW: $30Bn US: $481Bn Non-US: $217Bn US: $1,054Bn Non-US: $443Bn Increased contribution from attractive asset classes such as alternatives Creates more balance across institutional and retail channels Expands presence outside of the U.S. with complementary footprint

Legg Mason Holding Company Unlocks Substantial Value Through Efficiency and Expanded Growth Opportunities Near-Term Efficiencies Distribution Capabilities Rationalization of the parent company functions Integration of the parent company distribution with our existing operations Reinvest in resources to take advantage of growth opportunities Approximately $200MM in anticipated run rate cost savings, net of significant growth investments in the combined organization, with the majority expected to be achieved within a year Approximately $350MM in related integration costs These are in addition to the previously announced Legg Mason cost savings Expanded Efficiencies, Growth Opportunities and Areas of Collaboration Distribution Technology Investments M&A Solutions Offerings New Products/Seed Administration and Operations

Notes: Financial metrics based on LTM financials as of 12/31/2019 Pro forma figures exclude EnTrust; Pro forma AUM excludes EnTrust and includes the pending acquisitions of Athena Capital and Pennsylvania Trust Pro forma EBITDA includes run rate net cost savings of approximately $200MM Pro forma cash and investments is net of $4.5Bn of cash used in transaction EBITDA calculated as Operating Income plus D&A for Franklin and Adjusted Operating Income plus D&A for Legg Mason Based upon street consensus earnings estimates Attractive Near-Term Financial Impact While Maintaining Financial Strength and Flexibility Pro Forma(1)(2)(3) LTM Total Operating Revenue LTM EBITDA(4) Cash & Investments AUM (12/31/2019) Gross Debt / EBITDA $698Bn $804Bn $1,497Bn $5.8Bn $2.9Bn $8.5Bn $1.6Bn $0.6Bn $2.4Bn 28% 21% 28% 3.2x 1.1x LTM EBITDA Margin $8.6Bn $1.2Bn $5.3Bn Financial Impact(5) 0.4x Mid-teens GAAP EPS accretion in FY21 excluding one-time integration charges Upper-twenties EPS accretion excluding other non-recurring and acquisition-related expenses

Significant balance sheet cash, low leverage and substantial free cash generation post-transaction Financial firepower allows us to remain flexible and continue to invest in initiatives that anticipate and adapt to changes in the industry and to the needs of our clients Financial Strength and Flexibility A Combination Focused on Growth for the Long-Term Committed to providing long-term continuity and stability to benefit all key constituents All parties aligned toward our common goals and vision Significant diversification on all metrics (channels, clients, geography, products) “All weather” business model Stability Focused on identifying and executing on new growth opportunities, and will re-double efforts to position for the future in terms of financial technology, data, and platform investments Integration initiatives concentrated on centralized activities and better utilization of existing resources Primary objective: Long-term growth and resilience of the business, not maximizing near-term cost savings Growth and Efficiency

The following letter was delivered to employees of Legg Mason, Inc. on February 18, 2020.

A Note from Joe Sullivan

Dear Legg Mason colleagues,

Moments ago, we announced that Legg Mason and Franklin Templeton have entered into an agreement under which Franklin Templeton will acquire all of Legg Mason’s outstanding common stock for $50 per share in cash, valuing the total equity at approximately $4.5 billion.

The combined company will become one of the world’s largest independent, specialized global investment managers with approximately $1.5 trillion in assets under management.

As you know, I deeply believe in the future of active asset management and this transformational combination is a significant extension of our strategy of expanding client choice and in so doing, delivering more and better for our clients.

Together, we and Franklin Templeton believe we will be strongly positioned for growth in a rapidly evolving industry with a breadth of specialized investment capabilities, world class investment managers, an expansive global distribution capability, a powerful global operating infrastructure and the financial strength to make the continued necessary investments in technology, data science, product innovation, marketing and distinctive client experience.

This combination preserves the autonomy of our affiliates, reinforcing our fundamental belief in the value of independent investment management and ensuring that their investment philosophies, processes and brands remain unchanged.

In combination, we will have an expansive global distribution platform creating market leading institutional and retail client access in both key developed and emerging markets. Our Legg Mason global distribution team will be thoughtfully combined with Franklin Templeton’s after careful and deliberate consideration to create what I believe will be a distribution powerhouse in the industry.

Our Legg Mason corporate center will be integrated into that of Franklin Templeton thoughtfully to ensure a smooth transition and position the combined firm for growth. The transaction is expected to close in the third quarter of this year.

While this combination is exciting in its potential, this moment is also bittersweet in that Legg Mason will no longer continue as we know it, which made this a very difficult decision.

I’m certain that we have found a terrific partner in Franklin Templeton, and I have tremendous respect for both President and CEO Jenny Johnson and Executive Chairman of the Board Greg Johnson. Our firms have complementary client-focused cultures, common values and a shared vision for the industry that give me great confidence that together we can provide better choice, better access and become a better company for our clients.

Later today please look for a note from Jenny Johnson as well.

As always, I am very proud of and deeply grateful for all that you do for our clients, our shareholders and each other.

I look forward to talking further at the upcoming Town Hall.

Joe Sullivan

2

The following letter was delivered to clients of Legg Mason, Inc. on February 18, 2020.

3

Dear Client:

I am pleased to update you on a recent announcement.

On February 18, we announced that Franklin Templeton and Legg Mason have entered into an agreement under which Franklin Templeton will acquire all of Legg Mason’s outstanding common stock for $50 per share in cash, valuing the total transaction at approximately $4.5 billion.

Together we will establish Franklin Templeton as one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management as of January 31, 2020.

We believe that this compelling combination provides you with the continued strong investment expertise and focused client service on which you rely and adds a broader suite of complementary investment strategies available through a more expansive global distribution platform.

As our client, you should know that this transaction was structured to preserve the autonomy of our affiliates, ensuring their investment philosophies, processes and brands remain unchanged. As a firm, Franklin Resources has long understood the importance of independent investment processes. Finally, no changes are expected to the senior management team at our affiliates.

Additionally, our affiliates will be able to leverage Franklin Templeton’s global infrastructure and ongoing investment in growth and innovation and you can be confident in our parent’s increased financial strength.

One item of note: EnTrust Global, one of our affiliates that provides alternative investment solutions, will be acquired by its management at closing.

Our corporate center will be integrated into that of Franklin Templeton. Further, to leverage the strengths of the broader organization, we will combine and optimize the global distribution resources, which will take time and careful consideration. Your current client contacts remain in place pre-close and as we undergo this process, post-close.

This transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals and approval by Legg Mason’s shareholders. The transaction is expected to close in the third quarter of 2020.

Thank you for your business. We will keep you apprised as we go forward, and we look forward to serving you even more fully in the future.

Name

Title

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PLEASE SELECT APPROPRIATE DISCLOSURE FOR THE REGION FOR LISTING ABOVE

This material is only for distribution in those countries and to those recipients listed.

UK/Europe:

All investors in the UK, professional clients and eligible counterparties in EU and EEA countries ex UK and Qualified Investors in Switzerland

Issued and approved by Legg Mason Investments (Europe) Limited, registered office 201 Bishopsgate, London EC2M 3AB. Registered in England and Wales, Company No. 1732037. Authorized and regulated by the Financial Conduct Authority. Client Services +44 (0)207 070 7444.

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Hong Kong and Singapore:

All Investors in Hong Kong and Singapore

This material is provided by Legg Mason Asset Management Hong Kong Limited in Hong Kong and Legg Mason Asset Management Singapore Pte. Limited (Registration Number (UEN): 200007942R) in Singapore.

This material has not been reviewed by any regulatory authority in Hong Kong or Singapore.

People’s Republic of China:

All Investors in the People’s Republic of China (“PRC”)

This material is provided by Legg Mason Asset Management Hong Kong Limited to intended recipients in the PRC. The content of this document is only for Press or the PRC investors investing in the QDII Product offered by PRC’s commercial bank in accordance with the regulation of China Banking Regulatory Commission. Investors should read the offering document prior to any subscription. Please seek advice from PRC’s commercial banks and/or other professional advisors, if necessary. Please note that Legg Mason and its affiliates are the Managers of the offshore funds invested by QDII Products only. Legg Mason and its affiliates are not authorized by any regulatory authority to conduct business or investment activities in China.

This material has not been reviewed by any regulatory authority in the PRC.

Korea and Taiwan:

Distributors and existing investors in Korea and Distributors in Taiwan

This material is provided by Legg Mason Asset Management Hong Kong Limited to eligible recipients in Korea and by Legg Mason Investments (Taiwan) Limited (Registration Number: (98) Jin Guan Tou Gu Xin Zi Di 001; Address: Suite E, 55F, Taipei 101 Tower, 7, Xin Yi Road, Section 5, Taipei 110, Taiwan, R.O.C.; Tel: (886) 2-8722 1666) in Taiwan. Legg Mason Investments (Taiwan) Limited operates and manages its business independently.

This material has not been reviewed by any regulatory authority in Korea or Taiwan.

US / North, Central, Latin and South America (all investors):

This material is provided by Legg Mason Investor Services LLC, a U.S. registered Broker-Dealer, which includes Legg Mason Americas International. Legg Mason Investor Services, LLC, Member FINRA/SIPC, and all entities mentioned are subsidiaries of Legg Mason, Inc.

Australia (all investors):

This material is issued by Legg Mason Asset Management Australia Limited (ABN 76 004 835 839, AFSL 204827) (“Legg Mason”). The contents are proprietary and confidential and intended solely for the use of Legg Mason and the clients or prospective clients to whom it has been delivered. It is not to be reproduced or distributed to any other person except to the client’s professional ad

Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this communication, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this communication relate to the acquisition by Franklin of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain Legg Mason stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the merger may disrupt Franklin’s and Legg Mason’s business operations (including the threatened or actual loss of employees, clients or suppliers); (iv) Franklin or Legg Mason could experience financial or other setbacks if the transaction encounters unanticipated problems; (v) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other

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synergies, may not be fully realized or may take longer to realize than expected; and (vi) Franklin may be unable to successfully integrate Legg Mason’s businesses with those of Franklin or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (ii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iii) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (iv) harm to our, or Legg Mason’s, reputation may negatively impact revenues and income; (v) Franklin may review and pursue other strategic transactions that could pose risks to our business operations; (vi) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (vii) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (viii) dependence on key personnel could negatively affect financial performance; (ix) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (x) our contractual obligations may subject us to indemnification costs and liability to third parties; (xi) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xi) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Franklin’s and Legg Mason’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Franklin and Legg Mason undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Legg Mason by Franklin. In connection with the proposed merger, Legg Mason will file with the SEC and furnish to Legg Mason’s stockholders a proxy statement on Schedule 14A and other relevant documents concerning the proposed transaction. Stockholders and other investors are urged to read the proxy statement and any other relevant documents filed with the SEC in respect of the proposed transaction, as well as any amendments or supplements to those materials carefully and in their entirety, when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties thereto.

Stockholders and other investors will be able to obtain the proxy statement and the filings that will be incorporated by reference in the proxy statement, as well as other filings containing information about Legg Mason or Franklin, free of charge, when they are filed, at the website maintained by the SEC at http://www.sec.gov. Copies of these documents can also be obtained, free of charge, when they are filed, by directing a request to Legg Mason, 100 International Drive, Baltimore, MD 21202, (410) 539-0000, or by visiting Legg Mason’s investor relation site at ir.leggmason.com or Franklin Resources, One Franklin Parkway, San Mateo, CA 94403, (650) 312-2000, or by visiting Franklin’s investor relation site at

Brandywine Global • ClearBridge Investments • Clarion Partners • EnTrust Global • Martin Currie • QS Investors • RARE Infrastructure • Royce Investment Partners • Western Asset Management

investors.franklinresources.com. The information on Legg Mason’s and Franklin’s websites is not, and shall not be deemed to be, a part of this filing or incorporated into other filings either company makes with the SEC.

Franklin, Legg Mason and their respective directors and executive officers and certain other members of management and employees of Legg Mason and Franklin may be deemed participants in the solicitation of proxies from stockholders of Legg Mason in respect of the proposed transaction. Information regarding the interests of these persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Legg Mason in connection with the proposed transaction will be included in the proxy statement described above when it becomes available. Additional information regarding Franklin’s executive officers and directors is available in its proxy statement filed with the SEC by Franklin on December 26, 2019 and additional information regarding Legg Mason’s executive officers and directors is available in its proxy statement filed with the SEC by Legg Mason on June 20, 2019. These documents can be obtained free of charge as described in the preceding paragraph.

Brandywine Global • ClearBridge Investments • Clarion Partners • EnTrust Global • Martin Currie • QS Investors • RARE Infrastructure • Royce Investment Partners • Western Asset Management